                                                    Exhibit 10(b)

CERNER CORPORATION                                   PLAN D STOCK
                                                 OPTION AGREEMENT
- -----------------------------------------------------------------

THIS AGREEMENT, made and entered into this eighth day of December, 1994 (the "Granting Date"), by and between CERNER
CORPORATION, a Delaware corporation (the "Company"), and Michael
E. Herman (the "Optionee"),

WITNESSETH:

WHEREAS, the Stock Option Committee of the Board of Directors of the Company (the "Committee") has determined that the Optionee is eligible to receive an option to purchase shares of common stock of the Company under the Company's Non-Qualified Stock Option Plan (the "Plan");

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the parties hereto do hereby agree as follows:

  1. Incorporation of the Plan. A copy of the Plan is incorporated herein by reference and all of the terms, conditions and provisions contained therein shall be deemed to be contained in this Agreement.

  2. Grant of Option. Pursuant to the authorization of the Committee, and subject to the terms, conditions and provisions contained in this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase from the Company all or any part of an aggregate of twenty-four thousand (24,000) shares of Cerner Common Stock at the purchase price of thirty-seven and three-fourths ($37 3/4) per share.

     The number of shares of common stock subject to the Option and the purchase price per share shall be appropriately adjusted to reflect any stock dividends, stock splits, split ups or combinations of outstanding shares of common stock of the Company. The date first written above shall be deemed to be the granting date of this Option.

     This Option grant is made in conjunction with the role of Board of Director, currently performed by the Optionee as of the granting date. The definition and responsibilities of this role will be based annually on the description incorporated in the then-current Incentive Plan documentation or comparable document. Future vesting of shares granted in this Option will be evaluated as explained in paragraph 3. Vesting will be contingent on continued performance of this role and other factors as determined by the President and Chairman of the Board of the Company.

  3. Term of Option: Exercise in Installments. This option shall expire with respect to all shares of Cerner Common Stock subject hereto twenty-five years from the date first above written (the "Expiration Date"), unless it shall be terminated at an earlier date in accordance with this Agreement. This Option shall become exercisable in installments as follows, subject to the vesting provisions of paragraph 4:

            Number or Percentage     Earliest Date on
            of Shares Subject to      Which Shares May
               This Option              Be Purchased
            --------------------     -----------------
                    4,000               May 16, 1995
                    4,000               May 16, 1996
                    4,000               May 16, 1997
                    4,000               May 16, 1998
                    4,000               May 16, 1999
                    4,000               May 16, 2000

  4. Option Vesting. The Optionee may purchase all or any portion of the shares subject to each installment listed above at any time on or after the exercise dates listed above and before the Expiration Date (or any earlier termination date) that have become "vested". "Vested" means that a) the Optionee has continued to perform the role noted in paragraph 2, or an alternate role as assigned by the Chairman of the Board and President of the Company, b) that the Optionee's performance in the assigned role has been reviewed by the President and Chairman of the Board of the Company and such performance has been deemed commensurate with the role, and c) that they have issued a written statement to Optionee stating the amount of shares which are vested at each of the dates set forth above.

     Any shares which do not become so "vested" shall no longer be subject to this Option. This Option shall expire as to any of such shares not so vested. This Option shall expire as to all unexercised shares immediately upon termination of the Associate's employment with the Company or any of its subsidiaries, except that in the event such employment is terminated by reason of the Optionee's death or disability the Optionee, or Optionee's estate, shall have thirty (30) calendar days following such date to exercise this Option as to the number of shares exercisable on such date.

     This Option may be exercised by Optionee delivering to the Company a written notice of exercise along with a cash payment in the amount of the purchase price for such shares.

  5. Investment Purpose. By accepting this Option, the Optionee agrees that any and all shares of stock purchased upon the exercise of this Option will be purchased for investment purposes, and not with a view to any distribution thereof, and that each notice of the exercise of any portion of this Option shall be accompanied by a representation in writing signed by the Optionee (or by the person or persons entitled to exercise the Option in the event of the death of the Optionee) that the share of stock are being purchased in good faith for personal investment purposes, and not with a view to any distribution thereof.

     When a registration statement filed with the Securities and Exchange Commission regarding the shares of common stock subject to this option agreement becomes effective, the investment representation contained in this paragraph will no longer be applicable.

  6. Stock Restrictions.  The Optionee further agrees that:

       (a) Each stock certificate issued pursuant to the exercise of the Option granted hereby shall bear a legend to the effect that the shares represented thereby have not been registered under the Securities Act of 1933, and may not be transferred except in accordance with the provisions of this Agreement.

       (b) The shares of the stock acquired upon the exercise of this Option may be transferred, in whole or in part, only if in the opinion of counsel for the Company such proposed transfer may be effected without registration under the Securities Act of 1933 and appropriate state securities laws or such registration has been effected. Prior to the transfer of any such shares the holder thereof shall furnish the Company written notice of the intention to effect such transfer, which notice shall include the manner and circumstances of the proposed transfer and such other matters as the Company may request.

       (c) The Optionee shall promptly comply with any request by the Company for information concerning any disposition by the Optionee of any shares acquired pursuant to this Option which the Company may need in connection with an income tax return or any other return or report which it may be required to file with any governmental agency.

  7. Notices. Any notices or other communications required or allowed to be made or given to the Company under the terms of this Agreement shall be addressed to the Company in care of its secretary at its offices at 2800 Rockcreek Parkway, North Kansas City, Missouri 64117, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the signature hereto. Either party hereto may from time to time change the address to which notices are to be sent to such party by giving written notice of such change to the other party. Any notice hereunder shall be deemed to have been duly given if and when addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office regularly maintained by the United States Government.

  8. Binding Effect and Assignment. This Agreement shall bind the parties hereto but shall not be assignable by either party without the express written consent of the other.

  9. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Missouri.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers hereunto duly authorized and its corporate seal to be hereunto affixed, and the Optionee has hereunto set hand as of the day and year first above written.


                              CERNER CORPORATION


                              By:/s/Neal L. Patterson
                                 -----------------------------

                                 Neal L. Patterson, Chairman
[CORPORATE SEAL]

ATTEST:


/s/Clifford W. Illig
- ----------------------------
Clifford W. Illig, President



                                /s/Michael E. Herman
                                ------------------------------
                                Michael E. Herman

                       Address  6201 Ward Parkway
                                ------------------------------
                                Kansas City, MO 64113
                                ------------------------------